UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                 ---------------------------------------------

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                 June 11, 2002

                 ---------------------------------------------

                          BLOUNT INTERNATIONAL, INC.
            (Exact name of registrant as specified in the charter)

            Delaware                 001-11549             63-0780521
(State of other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)      File Number)       Identification No.)

      4520 Executive Park Drive,                           36116-1602
           Montgomery, AL                                  (Zip Code)
(Address of principal executive offices)

                                (334) 244-4000
              Registrant's telephone number, including area code


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Item 5.  Other Events.

At a meeting of the board of directors (the "Board") of Blount International, Inc. (the "Company") held on June 11, 2002, the Board elected James S. Osterman to serve as a director of the Company until the next annual meeting of the Company or until his successor has been elected and qualified. Mr. Osterman currently serves as President of the Company's Outdoor Products Group and, as previously announced in a press release issued by the Company on May 9, 2002, will become President and CEO of the Company upon the retirement of Harold E. Layman, the current President and CEO of the Company, which is expected to occur on August 15, 2002.


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                                                                             3

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Blount International, Inc.
Dated:    June 19, 2002


                                      By:
                                          ---------------------------------
                                          Name:  Richard H. Irving, III
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary